S000055516 [Member] Annual Fund Operating Expenses - FlexShares Core Select Bond Fund	Oct. 31, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	March 1, 2027
FlexShares Core Select Bond Fund
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.01%
Acquired Fund Fees and Expenses	0.13%
Expenses (as a percentage of Assets)	0.49%	[1]
Fee Waiver or Reimbursement	(0.14%)	[2]
Net Expenses (as a percentage of Assets)	0.35%

[1]	The "Total Annual Fund Operating Expenses" may not correlate to the ratio of expenses to average net assets as reported in the "Financial Highlights" section of the Prospectus, which reflects the operating expenses of the Fund and does include "Acquired Fund Fees and Expenses."
[2]	Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than 12b-1 Fees, Tax Expenses, Extraordinary Expenses, and Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before March 1, 2027 without the approval of the Fund’s Board of Trustees. NTI has also contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any Acquired Fund Fees and Expenses, if any, incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds, until March 1, 2027. The Trust’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.